Principal Funds, Inc.
Supplement dated May 31, 2019
to the Statutory Prospectus dated March 1, 2019
(as supplemented on March 18, 2019, April 3, 2019, April 9, 2019,
April 12, 2019, April 29, 2019 and May 24, 2019)
and
to the Statement of Additional Information dated March 1, 2019
(as supplemented on March 18, 2019, March 29, 2019, April 12, 2019,
April 29, 2019, and May 7, 2019)

This supplement updates information currently in the Statutory Prospectus and Statement of Additional Information. Please retain this supplement for future reference.

SUB-ADVISORY CHANGES FOR GLOBAL DIVERSIFIED INCOME FUND
On December 11, 2018, the Board of Directors of Principal Funds, Inc. approved hiring Finisterre Capital LLP (“Finisterre”) as a sub-advisor for the Global Diversified Income Fund (the “Fund”). This proposal was approved by shareholder vote at a meeting held April 25, 2019. On April 29, 2019, the Fund filed supplements to its Prospectus and Statement of Additional Information stating that Finisterre would replace Stone Harbor Investment Partners LP as a sub-advisor to the Fund effective on or about May 10, 2019. However, the date for the sub-advisor change has been postponed to on or about June 6, 2019. Therefore, the related changes to the Fund’s prospectus and SAI shall now be effective on or about June 6, 2019, rather than May 10, 2019.

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